Exhibit 99.2

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	July 15, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	June 1, 2002	Previous Distribution Date:	June 17, 2002
Collection Period End Date:	June 30, 2002	Previous Collection Period End Date:	May 31, 2002

A. Initial Bond Characteristics		Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP

i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

B. Bond Balances		Balance as of		% of Original Balance		Unpaid Interest	Unpaid Interest
		6/17/02	7/15/02	6/17/02	7/15/02	6/17/02	7/15/02

i.	Class A-1 Notes	$0	$0	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	218,134,795	198,960,502	69.25%	63.16%	—	—
iv.	Class A-4 Notes	103,640,000	103,640,000	100.00%	100.00%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C. Reserve Account

i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75	% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D. Servicing

i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

Page 1of 4

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	July 15, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	June 1, 2002	Previous Distribution Date:	June 17, 2002
Collection Period End Date:	June 30, 2002	Previous Collection Period End Date:	May 31, 2002

E. Portfolio Characteristics		Initial Balance	Balance as of		Percent of Original as of
		09/30/00	5/31/02	6/30/02	5/31/02	6/30/02

i.	Principal Balance	$950,415,639	$369,422,923	$349,604,532	38.87%	36.78%
ii.	Number of Contracts	73,293	40,969	39,527	55.90%	53.93%
iii.	Weighted Average Coupon (WAC)	9.44%	9.49%	9.49%
iv.	Weighted Average Original Term	61.40	62.49	62.55
v.	Weighted Average Remaining Term	49.40	34.23	33.47
vi.	Weighted Average Seasoning	12.00	28.25	29.08

F. Portfolio Performance		# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		5/31/02	6/30/02	5/31/02	6/30/02	5/31/02	6/30/02	5/31/02	6/30/02

i.	30-59 Days Delinquent	624	618	1.52%	1.56%	$5,770,589	$5,578,031	1.56%	1.60%
ii.	60-89 Days Delinquent	154	160	0.38%	0.40%	1,388,234	1,399,345	0.38%	0.40%
iii.	90-119 Days Delinquent	63	43	0.15%	0.11%	414,957	374,268	0.11%	0.11%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	8	8	0.02%	0.02%	88,265	75,054	0.02%	0.02%
vi.	Repo In Inventory (Not Charged-Off)	27	16	0.07%	0.04%	340,411	194,283	0.09%	0.06%
vii.	Gross Charge-Offs in Period	60	60	0.15%	0.15%	417,869	337,076	0.11%	0.10%

G. Portfolio Charge-Offs		$		% of Original Balance
		5/31/02	6/30/02	5/31/02	6/30/02

i.	Gross Charge-Offs In Period	$417,869	$337,076	0.044%	0.035%
ii.	Cumulative Gross Charge-Offs	9,501,485	9,838,562	1.000%	1.035%
iii.	Net Losses In Period	227,460	157,688	0.024%	0.017%
iv.	Cumulative Net Losses	6,538,261	6,695,949	0.688%	0.705%

H. Pool Collections

i.	Borrower Interest Collections	$2,504,593.26
ii.	Borrower Principal Collections	18,741,470.89
iii.	Net Liquidation Proceeds	212,787.65
iv.	Recoveries	179,388.53
v.	Repurchase Amounts (Interest)	4,466.21
vi.	Repurchase Amounts (Principal)	527,056.03
vii.	Total Interest Collections	2,509,059.47
viii.	Total Principal Collections	19,660,703.10

I. Pool Balance Reconciliation

i.	Beginning Pool Balance	$369,422,923.06
ii.	Pool Balance Reductions from Principal Collections	19,481,314.57
iii.	Gross Charge-Offs In Period	337,076.43
iv.	Ending Pool Balance	349,604,532.06

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	July 15, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	June 1, 2002	Previous Distribution Date:	June 17, 2002
Collection Period End Date:	June 30, 2002	Previous Collection Period End Date:	May 31, 2002

J. Total Available

i.	Total Pool Collections		$22,169,762.57
ii	Reinvestment Income from Reserve Account		3,691.84
	Reserve Account Balance	$7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		$22,173,454.41

K. Waterfall		Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid

	Servicing Fee	$307,852.44
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	$307,852.44	$307,852.44	$22,173,454.41	$7,128,117.29	$0.00	$307,852.44
ii.	Class A Notes Interest Distribution		1,796,304.57	21,865,601.97	7,128,117.29	0.00	1,796,304.57
	Class A Notes Balance	321,774,795.35
	Pool Balance	349,604,532.06

iii.	First Priority Principal Distribution	0.00	0.00	20,069,297.40	7,128,117.29	0.00	0.00
iv.	Class B Notes Interest Distribution		168,209.00	20,069,297.40	7,128,117.29	0.00	168,209.00
	Class A and B Notes Balance	350,284,795.35
	Pool Balance	349,604,532.06

v.	Second Priority Principal Distribution	680,263.29	680,263.29	19,901,088.40	7,128,117.29	0.00	680,263.29
vi.	Class C Notes Interest Distribution		88,412.00	19,220,825.11	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	19,132,413.11			0.00
	Outstanding Money Market Securities	0.00
	Total Notes Balance	364,544,795.35
	Specified Credit Enhancement Amount	11,362,147.29
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	4,234,030.00
	Target Securities Balance	345,370,502.06

viii.	Regular Principal Distribution	18,494,030.00	18,494,030.00	19,132,413.11			18,494,030.00
ix.	Release to Seller		638,383.11	638,383.11	7,128,117.29		638,383.11

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	July 15, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	June 1, 2002	Previous Distribution Date:	June 17, 2002
Collection Period End Date:	June 30, 2002	Previous Collection Period End Date:	May 31, 2002

L. Bond Interest Distributions	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall

Total Class A Notes			$1,796,304.57	$—	$—	$1,796,304.57	$1,796,304.57	$—
Class A-1 Notes	6.745%	28	—	—	—	—	—	—
Class A-2 Notes	6.70%	30	—	—	—	—	—	—
Class A-3 Notes	6.67%	30	1,212,465.90	—	—	1,212,465.90	1,212,465.90	—
Class A-4 Notes	6.76%	30	583,838.67	—	—	583,838.67	583,838.67	—
Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M. Bond Principal Distributions

First Priority Principal Distribution	$—
Second Priority Principal Distribution	680,263.29
Regular Principal Distribution	18,494,030.00

Total Principal Distribution	19,174,293.29
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	19,174,293.29
Class A-4 Notes Principal Distribution	—
Class B Notes Principal Distribution	—
Class C Notes Principal Distribution	—

-